UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21422

Ziegler Lotsoff Capital Management Investment Trust
(Exact name of registrant as specified in charter)

20 North Clark Street
Chicago, Illinois 60602
(Address of principal executive offices) (Zip code)

Scott A. Roberts
Ziegler Lotsoff Capital Management
20 North Clark Street
Chicago, Illinois 60602
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 368-1442

Date of fiscal year end: September 30
Date of reporting period: March 31, 2012

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Ziegler Lotsoff
CAPITAL MANAGEMENT, LLC

ZIEGLER LOTSOFF CAPITAL MANAGEMENT INVESTMENT TRUST

LONG/SHORT CREDIT FUND (ZLSCX)

SEMI-ANNUAL REPORT TO SHAREHOLDERS

MARCH 31, 2012

ZLCMFUNDS.COM

Ziegler Lotsoff Capital Management Investment Trust
LETTER TO SHAREHOLDERS
March 31, 2012

Dear Shareholders,

We are pleased to have launched the Ziegler Lotsoff Capital Management Long/Short Credit Fund on January 31, 2012. Given the volatility in credit markets over the past few years, we believe there is a need for investors to think about credit from both a long and short perspective. Our firm has managed long/short credit mandates since 2006 and our portfolio managers have decades of experience in fixed income and alternatives investing. We believe that in a registered mutual fund structure we can offer investors access to Ziegler Lotsoff Capital Management LLC’s Credit Alternatives team and our firm-wide expertise in fixed income in a format that is broadly accessible to our clients. The spectrum of investments available in corporate credit is wide, consisting of many long/short sub-strategies that often fall in and out of favor with investors depending on market dynamics. We begin our analysis with a macro view, looking at all of the variables that can affect credit to determine which areas within credit are most attractive. We then narrow down our research to company fundamentals for each credit issuer within the segments of credit we believe offer the most compelling value opportunity.

As we began constructing the portfolio in early February, our focus was first to primarily build into credits we knew well in the high yield space that we have been following for some time. We also participated in the active new issue market when we found deals that we thought offered compelling value return proposition with potential to open higher in the secondary market. We looked to selectively add securities periodically throughout the month as first quarter earnings season wrapped up.

We continued to increase our exposure gradually throughout March in what turned out to be a pretty flat month overall for performance across high yield credit.

From commencement of operations on January 31, 2012 through March 31, 2012 the Fund had a return of 1.60% compared to -0.57% for the Barclays U.S. Aggregate Index and 0.01% for the Citigroup 3-Month T-Bill Index. The Fund’s outperformance was primarily attributable to an overweight position in high yield corporate securities relative to the index.

Currently our outlook remains positive toward the credit space, particularly high yield, as leading economic statistics continue to point toward modest, though consistent, economic growth. High yield bond funds have experienced 17 weeks of consecutive weekly inflows worth $24.5 billion. This strong stretch of inflows represents roughly 10% of the total assets in high yield. The magnitude of the inflows has created strong new issuance demand with year to date volume at $107.7 billion. This marks the largest quarterly volume on record, exceeding the prior record of $92.4 billion set in the second quarter of 2011. Over 60% of the high yield new issuance has been used to refinance existing debt outstanding, which has kept supply and demand in balance and the secondary market well-bid throughout the quarter. Investors’ appetite for riskier assets was notable with total return of positions rated CCC and below credits in the Merrill High Yield Index at 8.85% more than doubling the performance of BB rated credits at 4.11%.

Corporate balance sheets remain, in aggregate, strong and default rates remain low. Our only major concern, besides Europe and the possibility that China will face a hard landing, is that valuation statistics, specifically spread levels on both investment grade and high yield bonds, are currently looking overstretched. We believe spreads can narrow further with the support of economic statistics and a general market “reach for yield”, but further improvement is likely to be a grind. Generally we find traditional investment grade credit investors looking at high yield for additional income and traditional equity investors attracted to yield in what continues to be a low growth economic environment with significant volatility risks from Europe and elsewhere.

At the end of the quarter, high yield corporate bonds accounted for approximately half of our net exposure with preferred securities and high-yielding REIT equities comprising approximately one-third of the portfolio. Convertible securities and macro index exposure, including long and short ETFs and one bank debt position, rounded out the balance of exposure at the end of the quarter.

Ziegler Lotsoff Capital Management Investment Trust
LETTER TO SHAREHOLDERS (Continued)
March 31, 2012

Perhaps the biggest surprise to us in credit during the period was the increase in Treasury rates. The curve steepened, with ten year rates up 0.33% to 2.21% from the end of 2011 and the two year up 0.09%. At one point during March, ten year rates had reached 2.38%. This all occurred under the backdrop of the Federal Reserve upgrading its assessment of the economy by the slightest degree, which market participants took to mean a decline in the chances that additional quantitative easing would be implemented. While we initially did not add duration hedging to the portfolio as we were building into positions, we have more recently in April begun to hedge duration risk, as we think the current backdrop favors the forecast that predicts a rising Treasury rate market.

We thank you for the confidence and trust you place in us and we pledge to continue our hard work to bring value to our investors.

Sincerely,

Jon M. Thomas
Senior Portfolio Manager

Prices of bonds tend to move inversely with changes in interest rates. Some bonds may be redeemed before their maturity date and the Fund may have to reinvest the proceeds in an investment offering a lower yield. Failure of an issuer to make timely interest or principal payments or a perceived or real decline in the credit quality of a bond can cause a bond’s price to fall. The Fund may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default. The prices of high yield bonds are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer or its industry, or the economy in general. Prices for fixed income securities, while normally relatively stable, have experienced a higher than normal degree of volatility due to perceived credit risk and resultant sharp decrease in liquidity.

The Fund may lose money if the strategy does not achieve Fund’s objective or implement the strategy properly. The value of securities may fluctuate rapidly and sometimes unpredictably. A credit default swap enables an investor to buy or sell protection against a credit event in which the Fund may have to pay the counterparty or receive no benefit for the premium paid. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls and potentially have unlimited risk.

Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative will not correlate with the Fund’s other investments.

Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial. Put or call options may lose the premium, have decreased liquidity, or could be exercised at a higher price or lower price than its prevailing market value. Options are highly specialized activities and entail greater than ordinary investment risks.

The Fund’s portfolio turnover rate will likely exceed 100% per year, which will produce higher transaction costs, increase realized gains (or losses) to investors, and may lower after-tax performance. The Fund may experience periods where a position is more difficult to sell at or near their perceived value. The Fund will invest in fewer securities than diversified investment companies and its performance may be more volatile. Real Estate Investment Trusts (REITs) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate.

Ziegler Lotsoff Long/Short Credit Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2012 (Unaudited)

Principal Amount		Value

	BANK LOAN – 2.3%
	MEDIA – 2.3%
$250,000	Cengage Learning Acquisitions, Inc. 5.50%, 7/3/2014(1)	$230,060

	TOTAL BANK LOAN (Cost $228,068)	230,060

Number of Shares		Value

	COMMON STOCKS – 6.3%
	REITS – 6.3%
8,000	American Capital Agency Corp.	236,320
6,402	DuPont Fabros Technology, Inc.	165,684
8,500	Hatteras Financial Corp.	237,150
		639,154
	TOTAL COMMON STOCKS (Cost $634,993)	639,154

Principal Amount		Value

	CORPORATE BONDS – 62.1%
	AGRICULTURE – 2.6%
$250,000	Vector Group Ltd. 11.00%, 8/15/2015(2)	262,188

	AUTO MANUFACTURERS – 2.5%
250,000	Chrysler Group LLC 8.00%, 6/15/2019(2)	251,250

	AUTO PARTS & EQUIPMENT – 2.2%
250,000	Meritor, Inc. 4.63%, 3/1/2026(1)(2)(3)	228,125

	BANKS – 2.5%
250,000	Synovus Financial Corp. 7.88%, 2/15/2019(2)	257,500

	CHEMICALS – 2.1%
250,000	Momentive Performance Materials, Inc. 9.00%, 1/15/2021(2)	218,750

	DISTRIBUTION/WHOLESALE – 2.7%
250,000	McJunkin Red Man Corp. 9.50%, 12/15/2016(2)	272,500

Principal Amount	Value

	CORPORATE BONDS (Continued)
	DIVERSIFIED FINANCIAL SERVICES – 2.6%
$250,000	Icahn Enterprises LP 8.00%, 1/15/2018(2)	$260,000

	ELECTRIC – 2.5%
250,000	NRG Energy, Inc. 8.50%, 6/15/2019(2)	251,875

	ENERGY-ALTERNATE SOURCES – 2.5%
250,000	Saratoga Resources, Inc. 12.50%, 7/1/2016(2)	256,875

	HEALTHCARE-SERVICES – 7.5%
250,000	Apria Healthcare Group, Inc. 11.25%, 11/1/2014(2)	261,562
250,000	HCA, Inc. 5.88%, 3/15/2022(2)	250,312
250,000	Select Medical Corp. 7.63%, 2/1/2015(2)	247,188
		759,062
	HOME BUILDERS – 2.4%
250,000	KB Home 8.00%, 3/15/2020(2)	247,500

	HOUSEHOLD PRODUCTS/WARES – 2.5%
250,000	Central Garden and Pet Co. 8.25%, 3/1/2018(2)	257,813

	METAL FABRICATE/HARDWARE – 2.6%
250,000	Atkore International, Inc. 9.88%, 1/1/2018(2)	261,875

	OIL & GAS – 8.2%
	Chesapeake Energy Corp.
100,000	6.78%, 3/15/2019	99,375
250,000	2.50%, 5/15/2037(2)(3)	230,312
	Quicksilver Resources, Inc.
125,000	11.75%, 1/1/2016	132,188
125,000	7.13%, 4/1/2016	115,000
250,000	SandRidge Energy, Inc. 8.75%, 1/15/2020(2)	258,750
		835,625
	OIL & GAS SERVICES – 4.9%
250,000	Forbes Energy Services, Ltd. 9.00%, 6/15/2019(2)	243,750
250,000	Seitel, Inc. 9.75%, 2/15/2014(2)	255,937
		499,687

Ziegler Lotsoff Long/Short Credit Fund
SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2012 (Unaudited)

Principal Amount	Value

	CORPORATE BONDS (Continued)
	RETAIL – 4.8%
$250,000	AmeriGas Partners LP 7.00%, 5/20/2022(2)	$255,000
237,000	Pantry, Inc. 7.75%, 2/15/2014(2)	236,704
		491,704
	SOFTWARE – 2.5%
250,000	First Data Corp. 9.88%, 9/24/2015(2)	251,250

	TELECOMMUNICATIONS – 2.4%
250,000	Alcatel-Lucent USA, Inc. 2.88%, 6/15/2025(2)(3)	245,625

	TRANSPORTATION – 2.1%
250,000	DryShips, Inc. 5.00%, 12/1/2014(3)(4)	212,500

	TOTAL CORPORATE BONDS (Cost $6,227,992)	6,321,704

Number of Shares		Value

	EXCHANGE-TRADED FUNDS – 4.8%
2,700	iShares iBoxx $ High Yield Corporate Bond Fund	245,268
6,250	SPDR Barclays Capital High Yield Bond ETF	246,062

	TOTAL EXCHANGE-TRADED FUNDS (Cost $492,834)	491,330

	MUTUAL FUNDS – 4.2%
18,413	BlackRock Kelso Capital Corp.	180,815
15,635	Eaton Vance Ltd. Duration Income Fund	250,942

	TOTAL MUTUAL FUNDS (Cost $427,733)	431,757

	PREFERRED STOCKS – 23.5%
	BANKS – 5.1%
	Ally Financial, Inc.
6,300	7.30%, 5/14/2012(2)	141,939
5,865	8.50%, 5/15/2016(1)(2)	127,270
9,218	HSBC Holdings PLC 8.00%, 12/15/2015(2)(4)	251,744
		520,953

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	DIVERSIFIED FINANCIAL SERVICES – 3.1%
2,000	Citigroup Capital XIII 7.88%, 10/30/2015(1)(2)	$54,400
10,000	Raymond James Financial, Inc. 6.90%, 3/15/2017(2)	259,800
		314,200
	INSURANCE – 2.5%
10,000	Arch Capital Group Ltd. 6.75%, 4/2/2017(2)(4)	254,063

	INVESTMENT MANAGEMENT COMPANIES – 1.9%
2,763	Ares Capital Corp. 7.75%, 10/15/2015(2)	70,153
5,000	KKR Financial Holdings LLC 7.50%, 3/20/2017(2)	125,150
		195,303
	REITS – 8.8%
3,511	CommonWealth REIT 6.50%, 12/31/2049(3)	74,995
10,000	Digital Realty Trust, Inc. 6.63%, 4/5/2017(2)	247,800
9,407	Equity Lifestyle Properties, Inc. 8.03%, 5/14/2012(2)	239,408
3,547	HCP, Inc. 7.10%, 4/23/2012(2)	88,959
9,902	Hospitality Properties Trust 7.00%, 5/14/2012(2)	248,738
		899,900
	TELECOMMUNICATIONS – 2.1%
8,012	Telephone & Data Systems, Inc. 6.88%, 11/15/2015(2)	209,193

	TOTAL PREFERRED STOCKS (Cost $2,381,548)	2,393,612

Number of Contracts		Value

	PURCHASED OPTION CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
150	Suntech Power Holdings Co., Ltd. Exercise Price: $2, Expiration Date: June 16, 2012*	2,025

	TOTAL PURCHASED OPTION CONTRACTS (Cost $3,304)	2,025

Ziegler Lotsoff Long/Short Credit Fund
SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2012 (Unaudited)

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 0.8%
$83,017	UMB Money Market Fiduciary, 0.01%(5)	$83,017

	SHORT-TERM INVESTMENTS (Cost $83,017)	83,017

	TOTAL INVESTMENTS – 104.0% (Cost $10,479,489)	10,592,659
	Liabilities in Excess of Other Assets – (4.0)%	(411,021)
	TOTAL NET ASSETS – 100.0%	$10,181,638

Number of Shares		Value

	SECURITIES SOLD SHORT – (9.8)%
	COMMON STOCKS – (1.3)%
	AUTO PARTS & EQUIPMENT – (0.2)%
(2,200)	Meritor, Inc.*	(17,754)

	OIL & GAS – (0.6)%
(2,933)	Chesapeake Energy Corp.	(67,957)

	TRANSPORTATION – (0.5)%
(14,000)	DryShips, Inc.* (4)	(48,720)

	TOTAL COMMON STOCKS (Proceeds $106,841)	(134,431)

	EXCHANGE-TRADED FUND – (1.3)%
(8,250)	Financial Select Sector SPDR Fund	(130,185)

	TOTAL EXCHANGE-TRADED FUND (Proceeds $121,896)	(130,185)

Principal Amount	Value

	SECURITIES SOLD SHORT (Continued)
	U.S. TREASURY NOTE – (7.2)%
$(750,000)	U.S. Treasury Note 2.00%, 2/15/2022	$(735,586)

	TOTAL U.S. TREASURY NOTES (Proceeds $739,297)	(735,586)

	TOTAL SECURITIES SOLD SHORT (Proceeds $968,034)	$(1,000,202)

LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trusts

*	Non-income Producing
(1)	Variable, Floating, or Step Rate Security
(2)	Callable
(3)	Convertible security
(4)	Foreign security denominated in U.S. Dollars
(5)	The rate quoted is the annualized seven-day yield as of the Fund’s period end.

See accompanying Notes to Financial Statements.

Ziegler Lotsoff Long/Short Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012 (Unaudited)

Assets:
Investments in securities, at value (cost $10,476,185)	$10,590,634
Purchased options, at value (cost $3,304)	2,025
Cash deposited for the benefit of broker for securities sold short	417,265
Receivables:
Investment securities sold	988,488
Dividends and interest	131,593
Due from Adviser	26,548
Prepaid expenses	40,210
Total assets	12,196,763

Liabilities:
Securities sold short, at value (proceeds $968,034)	1,000,202
Dividends and interest on securities sold short	1,896
Payables:
Investment securities purchased	979,413
Distribution Plan (Note 6)	4,212
Trustees’ fees	2,637
Accrued other expenses	26,765
Total liabilities	2,015,125

Net Assets	$10,181,638

Components of Net Assets:
Capital (no par value with an unlimited number of shares authorized)	$10,025,000
Accumulated net investment income	96,887
Accumulated net realized loss on investments, options, and securities sold short	(21,251)
Net unrealized appreciation (depreciation) on:
Investments	114,449
Purchased options	(1,279)
Securities sold short	(32,168)
Net Assets	$10,181,638

Net asset value per share
[$10,181,638/1,002,465 shares outstanding]	$10.16

Maximum offering price per share
[net asset value plus 2.50% of offering price]	$10.42

See accompanying Notes to Financial Statements.

Ziegler Lotsoff Long/Short Credit Fund
STATEMENT OF OPERATIONS
For the Period January 31, 2012* Through March 31, 2012 (Unaudited)

Investment Income:
Dividends	$42,672
Interest	73,358
Total investment income	116,030

Expenses:
Advisory fees	10,952
Distribution fees (Note 6)	4,212
Legal fees	15,156
Administration and fund accounting fees	12,705
Registration fees	11,760
Trustees’ fees and expenses	8,637
Custody fees	5,878
Miscellaneous	5,015
Transfer agent fees and expenses	4,602
Audit fees	4,289
Shareholder reporting fees	4,062
Insurance fees	396
Dividends on short positions	411
Security borrowing fees	180
Interest on short positions	82

Total expenses	88,337
Expenses reimbursed by the Adviser	(69,194)
Net expenses	19,143
Net investment income	96,887

Realized and Unrealized Gain (Loss) on Investments, Purchased Options, and Securities Sold Short:
Net realized loss on:
Investments	(8,625)
Purchased options	(342)
Securities sold short	(12,284)
Net realized loss	(21,251)
Net change in unrealized appreciation (depreciation) on:
Investments	114,449
Purchased options	(1,279)
Securities sold short	(32,168)
Net change in unrealized appreciation	81,002
Net realized and unrealized gain on investments, purchased options, and securities sold short	59,751

Net Increase in Net Assets from Operations	$156,638

*	Commencement of Operations.

See accompanying Notes to Financial Statements.

Ziegler Lotsoff Long/Short Credit Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period January 31, 2012* Through March 31, 2012 (Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$96,887
Net realized loss on investments, purchased options, and securities sold short	(21,251)
Net unrealized appreciation on investments, purchased options, and securities sold short	81,002
Net increase in net assets resulting from operations	156,638

Capital Transactions:
Net proceeds from shares sold	10,025,000
Net increase in net assets from capital transactions	10,025,000

Total increase in net assets	10,181,638

Net Assets:
Beginning of period	—
End of period	$10,181,638

Accumulated net investment income	$96,887

Capital Share Transactions:
Shares sold	1,002,465
Net increase from capital share transactions	1,002,465

*	Commencement of Operations.

See accompanying Notes to Financial Statements.

Ziegler Lotsoff Long/Short Credit Fund
FINANCIAL HIGHLIGHTS

Per share operating performance. For a capital share outstanding throughout the period.	For the Period January 31, 2012* Through March 31, 2012 (Unaudited)
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income	0.10
Net realized and unrealized gain on investments	0.06
Total from investment operations	0.16

Net asset value, end of period	$10.16

Total return	1.60	%(1)

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$10,182

Ratio of expenses to average net assets
Before fees reimbursed by the Adviser	5.24	%(2)(3)
After fees reimbursed by the Adviser	1.14	%(2)(3)
Ratio of net investment income to average net assets
Before fees reimbursed by the Adviser	1.65	%(2)(4)
After fees reimbursed by the Adviser	5.75	%(2)(4)

Portfolio turnover rate	10	%(1)

*	Commencement of Operations.

(1)	Not Annualized.

(2)	Annualized.

(3)
The ratio of expenses to average net assets includes dividends and interest on short positions and transactional expenses. Excluding dividends and interest on short positions and transactional expenses, the ratio of expenses to average net assets, before fees reimbursed by the Adviser, was 5.20%. Excluding dividends and interest on short positions and transactional expenses, the ratio of expenses to average net assets, after fees reimbursed by the Adviser, was 1.10%.

(4)
The ratio of net investment income to average net assets includes dividends and interest on short positions and transactional expenses. Excluding dividends and interest on short positions and transactional expenses, the ratio of net investment income to average net assets, before fees reimbursed by the Adviser, was 1.69%. Excluding dividends and interest on short positions and transactional expenses, the ratio of net investment income to average net assets, after fees reimbursed by the Adviser, was 5.79%.

See accompanying Notes to Financial Statements.

Ziegler Lotsoff Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS
March 31, 2012 (Unaudited)

1. Organization

Ziegler Lotsoff Capital Management Investment Trust (the “Trust”) (formerly known as Lotsoff Capital Management Investment Trust) was organized on August 29, 2003 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an, open-end management investment company. The Trust consists of the Long/Short Credit Fund (the “Fund”). The Fund is a non-diversified Fund which seeks to provide high current income and capital appreciation. The Fund commenced operations on January 31, 2012. The new name of the Trust took effect on August 1, 2011 following approval of the Board of Trustees, of Ziegler Capital Management LLC acquiring control of Lotsoff Capital Management. The combined firm is now known as Ziegler Lotsoff Capital Management, LLC (the “Adviser”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. Securities traded on the Nasdaq National Market or the Nasdaq SmallCap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the current bid and ask prices from the exchange the security is primarily traded on. Short-term investments are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short term securities are reported at fair value. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 –
quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 –
other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement at Level 3 measurement.

Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s investments in each category investment type as of March 31, 2012:

Ziegler Lotsoff Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012 (Unaudited)

Description	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$230,060	$—	$230,060
Common Stocks
REITS	639,154	—	—	639,154
Corporate Bonds	—	6,321,704	—	6,321,704
Exchange Traded Funds	491,330	—	—	491,330
Mutual Funds	431,757	—	—	431,757
Preferred Stocks
Banks	520,953	—	—	520,953
Diversified Financial Services	314,200	—	—	314,200
Insurance	254,063	—	—	254,063
Investment Management Companies	195,303	—	—	195,303
REITS	899,900	—	—	899,900
Telecommunications	209,193	—	—	209,193
Purchased Put Options	2,025	—	—	2,025
Short-Term Investments	83,017	—	—	83,017
Total	$4,040,895	$6,551,764	$—	$10,592,659
Liabilities
Common Stocks
Auto Parts & Equipment	$(17,754)	$—	$—	$(17,754)
Oil & Gas	(67,957)	—	—	(67,957)
Transportation	(48,720)	—	—	(48,720)
Exchange Traded Fund	(130,185)	—	—	(130,185)
U.S. Treasury Note	—	(735,586)	—	(735,586)
Total	$(264,616)	$(735,586)	$—	$(1,000,202)

There were no Level 3 securities held at March 31, 2012. The Fund recognizes transfers between the levels as of the beginning and end of the reporting period.

(b) Securities Sold Short – The Fund is engaged in selling securities short, which obligates them to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Cash deposited for the benefit of broker for securities sold short” on the Statement of Assets and Liabilities. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund on the Statement of Operations.

(c) Derivatives – The Fund may invest in various derivatives. A derivative is a financial instrument which has a value that is based on–or “derived from”–the values of other assets, reference rates, or indexes. The Fund may invest in derivatives for hedging purposes.

Ziegler Lotsoff Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012 (Unaudited)

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

The following provides more information on specific types of derivatives and activity in the Fund. The limited use of derivative instruments by the Fund for the period January 31, 2012 (commencement of operations) through March 31, 2012 was related to the use of purchased options.

Ziegler Lotsoff Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012 (Unaudited)

Swap Contracts – The Fund may engage in various swap transactions. The Fund may engage in credit default swaps which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor, and may enter into credit default swaps in which the counterparty acts as guarantor. Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. Swap contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the statement of assets and liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. For the period January 31, 2012 (commencement of operations) through March 31, 2012, the Fund had no outstanding swap agreements.

Futures Contracts—The Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period January 31, 2012 (commencement of operations) through March 31, 2012, the Fund had no outstanding futures contracts.

Options Contracts—The Fund may write covered call and put options on futures, swaps, securities or currencies the Fund owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option.

Ziegler Lotsoff Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012 (Unaudited)

Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. At March 31, 2012, the Fund had outstanding options as listed on the Schedule of Investments.

Reporting of Derivative Instruments in Financial Statements —The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of March 31, 2012:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Equity contracts	Purchased options, at value	$2,025	None
Total		$2,025		$—

The following table sets forth the Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 31, 2012 (commencement of operations) through March 31, 2012:

Amount of realized gain (loss) on derivatives
Risk exposure category	Purchased options	Total
Equity contracts	$(342)	$(342)
Total	$(342)	$(342)

The following table sets forth the Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 31, 2012 (commencement of operations) through March 31, 2012:

Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Purchased options	Total
Equity contracts	$(1,279)	$(1,279)
Total	$(1,279)	$(1,279)

(d) Federal Income Taxes – The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies (“RICs”), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

Ziegler Lotsoff Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012 (Unaudited)

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period January 31, 2012 (commencement of operations) through March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, will be distributed at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Other – The Trust records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

3. Related Party Transactions

The Trust has an agreement with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.65%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 1.10%, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, extraordinary expenses and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. To the extent any such excluded expenses were incurred, the Fund would incur total annual Fund operating expenses after expense reimbursement greater than 1.10%. The Adviser (without the approval of the Board of Trustees) is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year. For the period January 31, 2012 (commencement of operations) through March 31, 2012 the Adviser made $69,194 in reimbursements to the Fund.

Ziegler Lotsoff Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012 (Unaudited)

4. Investment Transactions

Purchases and sales of investment securities (excluding options, futures, short-term securities and U.S. government obligations) for the Fund for the period January 31, 2012 (commencement of operations) through March 31, 2012, were as follows:

Purchases	$10,141,524
Sales	$471,261

The aggregate purchases and sales of U.S. government obligations for the Fund for the period January 31, 2012 (commencement of operations) through March 31, 2012, were as follows:

Purchases	$—
Sales	$—

5. Federal Income Tax Information

At March 31, 2012, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$10,487,464
Proceeds from Securities Sold Short	$(968,034)
Gross Unrealized Appreciation	$157,278
Gross Unrealized Depreciation	(84,251)
Net Unrealized Appreciation (Depreciation) on Investments and Securities Sold Short	$73,027

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

6. Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets of the Fund. For the period January 31, 2012 (commencement of operations) through March 31, 2012, distribution fees incurred are disclosed on the Statement of Operations.

7. Other

As of March 31, 2012, the Fund has a shareholder that holds 99.8% of the outstanding shares of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund. The shareholder is a retirement plan for a commercial entity in which the plan holds Fund shares for the benefit of the entity’s employees. The plan is permitted to transfer some or all of its account balances into or out of the Fund at any time.

8. Subsequent Events

Events and transactions have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Ziegler Lotsoff Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012 (Unaudited)

9. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Ziegler Lotsoff Capital Management Investment Trust
EXPENSE EXAMPLE
For the Period January 31, 2012 Through March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 31, 2012 (commencement of operations) to March 31, 2012 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning account value January 31, 2012	Ending account value March 31, 2012	Expenses paid during the period ended March 31, 2012(1)
Actual Example	$1,000.00	$1,016.00	$1.91
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,006.44	1.90

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.14% multiplied by the average account value for the period, multiplied by 61/366 (to reflect the period from January 31, 2012 to March 31, 2012).

Ziegler Lotsoff Capital Management Investment Trust
OTHER INFORMATION (Unaudited)

Approval of Investment Advisory Agreement for the Long/Short Credit Fund

At a meeting held on August 26, 2011 the Board of Trustees approved a new investment advisory agreement between Ziegler Lotsoff Capital Management LLC (the “Adviser”) and the Long/Short Credit Fund (the “Fund”). In considering the nature, extent and quality of the services to be provided by the ZLCM, the Board reviewed a report prepared by the ZLCM describing the portfolio management, shareholder communication, and regulatory compliance services they propose to provide to the proposed Fund. The Board concluded that the ZLCM would be providing essential services to the proposed Fund.

The Board discussed the performance and reviewed the comparison of ZLCM products similar to the proposed Fund to benchmark indices over various periods of time, concluding that such performance warranted the approval of the proposed Investment Advisory Agreement.

The Board reviewed the advisory fee proposed to be payable by the proposed Fund. They considered the proposed revenues to be realized by the ZLCM, as well as the costs expected to be incurred by the ZLCM in its management of the proposed Fund. They noted that ZLCM would receive no revenue, other than advisory fees, for the services it proposed to provide to the proposed Fund. The Board determined that the profits expected to be realized by ZLCM from its relationship with the proposed Fund were reasonable and not excessive.

The Trustees also reviewed reports comparing the projected expense ratio and advisory fee to be paid by the proposed Fund to those paid by other comparable mutual funds and concluded that the advisory fee expected to be paid by the proposed Fund was in the range of comparable mutual funds and the expense ratio of the proposed Fund was lower than most comparable mutual funds. The Trustees also noted that the proposed investment advisory agreement with ZLCM required ZLCM to waive its fees and/or reimburse the proposed Fund’s operating expenses to the extent necessary to ensure that of the expenses of the proposed Fund do not exceed 1.10% of the proposed Fund’s average daily net assets.

The Trustees next reviewed a report indicating that ZLCM would not be able to realize economies of scale that would otherwise make breakpoints appropriate in its management of the proposed Fund and was unlikely to do so in the future.

Ziegler Lotsoff Capital Management Investment Trust
OTHER INFORMATION (Unaudited)

Proxy Voting

The Fund’s proxy voting guidelines and a record of the Fund’s proxy votes for the year ended June 30, 2012 will be available after August 31, 2012 without charge, upon request, by calling 1-877-568-7633 and on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Holdings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov. These Forms may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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UMB Distribution Services, LLC, Distributor P.O. Box 1811 Milwaukee, WI 53201-1811 1-877-568-7633

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

The schedule of investments in securities in unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submissions of Matters to a Vote of Security Holders

As of the end of the period covered by this report, the Registrant had not adopted any procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a) The registrant's certifying officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1) Code of Ethics – Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Not Applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ziegler Lotsoff Capital Management Investment Trust

By:	/s/ Scott A. Roberts
Scott A. Roberts
President

Date:	June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott A. Roberts
Scott A. Roberts
President

Date:	June 7, 2012

By:	/s/ Margaret M. Baer
Margaret M. Baer
Secretary and Treasurer

Date:	June 7, 2012